Exhibit 10.8

MILLSTREAM ACQUISITION CORPORATION

                      May            , 2003

400 Building LLC
c/o Arthur Spector
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

Gentlemen:

        This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Millstream Acquisition Corporation ("MAC") and continuing until the consummation by MAC of a "Business Combination" (as described in MAC's IPO Prospectus), 400 Building LLC shall make available to MAC certain office and secretarial services as may be required by MAC from time to time, situated at 435 Devon Park Drive, Wayne, Pennsylvania 19087. In exchange therefore, MAC shall pay 400 Building LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,
MILLSTREAM ACQUISITION CORPORATION
By:

	Name:	Arthur Spector
	Title:	Chairman of the Board, Chief Executive Officer and President

AGREED TO AND ACCEPTED BY:

400 Building LLC

By:
Name: Arthur Spector Title: Manager